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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

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                                      FORM 8-K/A

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                                  CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934



                                    March 13, 1998
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                          (Date of earliest event reported)


                              BIG FLOWER HOLDINGS, INC.
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                (Exact name of registrant as specified in its charter)

       Delaware                    0-29474                13-397-1556

(State of Incorporation)   (Commission File Number)    (IRS Employer
                                                       Identification No.)


                                 3 East 54th Street
                                 New York, NY 10022
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                 (Address of Registrant's principal executive office)


                                    (212) 521-1600
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                           (Registrant's telephone number)

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Item 7.   Financial Statements, Pro Forma Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          The financial statements for Troypeak Limited ("Troypeak") and Pismo Limited ("Pismo") are filed herewith.

     (b)  Pro Forma Financial Information.

          The unaudited pro forma condensed combined financial information of the Registrant, reflecting the acquisitions of Troypeak and Pismo (together, the "Fusion Group"), is filed herewith.

Exhibits.

2.1 Agreement, dated March 13, 1998, between Big Flower Digital Services Limited, the holders of capital stock of Troypeak Limited and Pismo Limited, Troypeak Limited and Pismo Limited. (1)

99.1   Registrant's press release dated March 17, 1998.(1)

99.2   Financial Statements of Troypeak. *

99.3   Financial Statements of Pismo. *

99.4   Pro forma condensed combined financial data. *



--------------------------------
* Being Filed Herewith

(1) Incorporated by reference to Registrant's Current Report on Form 8-K, dated March 13, 1998, concerning the consummation of the Registrant's acquisition of Troypeak Limited and Pismo Limited (File #0-29474).


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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              BIG FLOWER HOLDINGS, INC.


                              /s/ Richard L. Ritchie
                              -------------------------------------
                              Richard L. Ritchie
                              Executive Vice President and Chief
                              Financial Officer (Principal Financial
                              and Accounting Officer)



DATE:     May 26, 1998


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EXHIBIT INDEX


EXHIBIT
NO.

2.1 Agreement, dated March 13, 1998, between Big Flower Digital Services Limited, the holders of capital stock of Troypeak Limited and Pismo Limited, Troypeak Limited and Pismo Limited. (1)

99.1   Registrant's press release dated March 17, 1998.(1)

99.2   Financial Statements of Troypeak. *

99.3   Financial Statements of Pismo. *

99.4   Pro forma condensed combined financial data. *



--------------------------------
* Being Filed Herewith

(1) Incorporated by reference to Registrant's Current Report on Form 8-K, dated March 13, 1998, concerning the consummation of the Registrant's acquisition of Troypeak Limited and Pismo Limited (File #0-29474).